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   NUMBER                 TEXAS BIOTECHNOLOGY CORPORATION           SHARES
TBC           Incorporated under the Laws of the State of Delaware


                                                                  COMMON STOCK
                                                               CUSIP 88221T 10 4

THIS CERTIFIES that

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                                                         SEE REVERSE FOR CERTAIN
                                                         LEGENDS AND DEFINITIONS
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is the owner of

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                    WITH A PAR VALUE OF $.005 PER SHARE, OF

                        Texas Biotechnology Corporation

(the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent.

     The facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers have been affixed to this certificate.

Dated:
                                                      Countersigned:

                                                      BY    THE BANK OF NEW YORK

                                                                  TRANSFER AGENT

                                                        AUTHORIZED SIGNATURE






/s/ Stephen L. Mueller             [SEAL]                /s/ David B. McWilliams
 Assistant Secretary                                            President


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TEXAS BIOTECHNOLOGY CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER
WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF TEXAS BIOTECHNOLOGY CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM -- as tenants in common            UNIF GIFT MIN ACT --           Custodian
         TEN ENT -- as tenants by the entireties                         --------------------------------
         JT TEN  -- as joint tenants with right                            (Cust)               (Minor)
                    of survivorship and not as
                    tenants in common                                     Under Uniform Gift to Minors Act
                                                                          Act
                                                                              ---------------------------
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received                    hereby sell, assign, and transfer unto
                   ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoints

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premised.

Dated _______________________





         NOTICE: _______________________________________________________________
                 THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                 NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.